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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): September 3, 1997


                      INTEGRATED PROCESS EQUIPMENT CORP.
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            (Exact name of Registrant as specified in its charter)

      Delaware                         0-20470                  77-0296222
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(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)




                                911 Bern Court
                              San Jose, CA  95112
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         (Address, including zip code, of principal executive offices)



      Registrant's telephone number, including area code:  (408) 436-2170


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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     The information which is set forth in the Registrant's press release dated
September 3, 1997 is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c) Exhibits

     A copy of the September 3, 1997 press release is filed as an exhibit to this Current Report on Form 8-K.

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     Pursuant to the requirements of the Securities Exchange Act of 1934,
Integrated Process Equipment Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Integrated Process Equipment Corp.


                              By:   /s/ John S. Hodgson
                                  ---------------------
                                        John S. Hodgson
                                        Vice President and Chief Financial
                                        Officer



Date: September 3, 1997

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                                 EXHIBIT INDEX



Exhibit
Number                   Exhibit Title
------                   -------------

99.1*  -- Text of Press Release Dated September 3, 1997.


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*         Filed herewith

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